UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE NECESSITY RETAIL REIT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! THE NECESSITY RETAIL REIT, INC. 650 FIFTH AVE., 30TH FLOOR NEW YORK, NY 10019 THE NECESSITY RETAIL REIT, INC. 2022 Annual Meeting Vote by April 18, 2022 11:59 PM ET You invested in THE NECESSITY RETAIL REIT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 19, 2022. Get informed before you vote View the Notice and Proxy Statement and Form 10 - K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 5, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* April 19, 2022 11:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/RTL2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D69490 - P68779

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E - delivery”. Voting Items Board Recommends D69491 - P68779 1. Election of Director Nominee for Class II Director: 1a. Leslie D. Michelson For 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. For NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

P67341-EPB YOUR VOTE MATTERS. We’ve made it easy, please vote promptly on any device you prefer. Go to: www.Proxyvote.com PHONE TABLET PC Let your proxy vote be heard. Let’s Vote On It.

Please vote your shares today. The Necessity Retail REIT Annual Meeting will be held virtually on April 19, 2022. Whether or not you plan to attend, your vote is very important. You can vote your shares by internet, telephone, QR code or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. FOUR WAYS TO VOTE 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the voting instruction card for your unique Control Number. NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. WITH A SMARTPHONE Vote by scanning the Quick Response Code or “QR Code” on the Proxy Card/VIF enclosed. PHONE MAIL QR CODE ONLINE

YOUR VOTE MATTERS. We’ve made it easy, so take two&#x3; minutes right now on any device you prefer. Go to: Proxyvote.com Let your proxy vote be heard. Let’s Vote on it. PHONE TABLET PC P67341-EPN

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice. What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice. Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes you can. Go to www.proxyvote.com and select “Email” in the Delivery Settings section. For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.